Exhibit 99.1

APAC Customer Services Appoints Arthur DiBari as Senior Vice President, Operations

DEERFIELD, Ill.--(BUSINESS WIRE)--APAC Customer Services, Inc. (Nasdaq: APAC), a leading provider of customer care services and solutions, today announced the appointment of Arthur DiBari as Senior Vice President, Operations, effective immediately.

Mr. DiBari joins APAC from Affiliated Computer Services (ACS), a leading provider of business process outsourcing and information technology solutions, where he most recently served as Regional Vice President, Emerging Markets for the Americas. In that capacity, he was responsible for 12 international operating centers in five countries with more than 7,500 employees.

“I have known and worked with Art for many years. He is one of the top operators in the call center industry and is well regarded by his clients and the employees he has worked with,” said Mike Marrow, APAC’s President and CEO. “I am delighted to have him join our team. With his long track record of delivering strong results, both operationally and financially, he will begin to add value immediately. Bringing in top talent like Art will solidify our ability to deliver top-notch services to our clients, improve our profitability and grow our business with new and existing customers.”

Mr. DiBari joined ACS in 2004. In 2005, he was named Regional Vice President of the year for the ACS Business Process Solutions Group for outstanding achievements in client satisfaction, people development and financial delivery excellence.

Prior to joining ACS, Mr. DiBari spent over six years with Aegis Communications Group, a Texas-based customer care organization, where he held numerous operational roles of increasing responsibility, including Senior Vice President of Operations. Prior to joining Aegis, he held executive positions at Business Telecommunications, Inc., American Frozen Foods, and Colorado Prime. Mr. DiBari earned a Bachelor of Science from James Madison University in 1979.

“I am truly excited to be part of APAC. Our focus will be on providing the highest level of service to our clients and their customers,” said Mr. DiBari. “The APAC brand will continue to be a cornerstone in the industry – the place companies will turn to for their critical customer care needs and where employees will want to build their careers.”

About APAC Customer Services, Inc.

APAC Customer Services, Inc. (Nasdaq: APAC) is a leading provider of customer care services and solutions for market leaders in healthcare, financial services, publishing, business services, travel and entertainment, and communications. APAC partners with its clients to deliver custom solutions that enhance bottom line performance. For more information, call 1-800-OUTSOURCE. APAC’s comprehensive website is at http://www.apaccustomerservices.com.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include expressed expectations, estimates and projections of future events and financial performance and the assumptions on which these expressed expectations, estimates and projections are based. Statements that are not historical facts, including statements about the beliefs and expectations of the company and its management are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks and uncertainties and other factors that can cause actual events and results to differ materially from historical results and those projected. Such statements are based upon the current beliefs and expectations of the company's management. The company intends its forward-looking statements to speak only as of the date on which they were made. The company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise.

Reasons that may cause actual results to differ from historic results or those expressed or implied in the forward-looking statements can be found in the company's Annual Report on Form 10-K for the year ended December 30, 2007. This filing is available on a website maintained by the SEC at http://www.sec.gov.

CONTACT:
APAC Customer Services, Inc.:
George H. Hepburn III, 847-374-4995
CFO
GHHepburn@apacmail.com
or
Investor Relations:
Lippert/Heilshorn & Associates
Harriet Fried / Jody Burfening
212-838-3777
HFried @lhai.com